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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-93933) pertaining to the Cumberland Bancorp, Incorporated 1998 Stock Option Plan of our report dated March 1, 2002 with respect to the consolidated financial statements of Cumberland Bancorp, Incorporated included in the Annual Report (Form 10-K) for the year ended December 31, 2001.


                                       /s/ Heathcott & Mullaly, P.C.
                                       --------------------------------------
                                       HEATHCOTT & MULLALY, P.C.


                                       Brentwood, Tennessee
                                       April 1, 2002